Exhibit 10.1

PIER 1 UMBRELLA TRUST

AMENDMENT NO. 2

This Amendment No.2 (“Amendment”) is made to the Pier 1 Umbrella Trust dated December 21, 2005 (the “Trust Agreement”) by and between Pier 1 Imports, Inc., Pier 1 Imports (U.S.), Inc., and Pier 1 Services Company on the one hand, and Wells Fargo Bank National Association, on the other hand. This Amendment No. 2 is made effective January 1, 2011.

RECITALS

This Amendment is entered into with reference to the following facts:

A.	The Trust Agreement may be amended pursuant to Section 7.02-1 without the Written Consent of Participants if such amendment will not have a material adverse effect on the rights of any Participant.

B.	The Company and the Trustee now desire to amend the Trust Agreement to (i) cause an additional plan to become a Plan subject to the Trust Agreement, and (ii) establish a Subtrust for such Plan.

AGREEMENT

The Company and the Trustee hereby agree:

1.	The Company and the Trustee incorporate the above recitals into this Amendment and affirm such recitals are true and correct. All capitalized terms used in this Amendment, unless specifically defined herein, have the same meanings attributed to them in the Trust Agreement.

2.	Except as amended by this Amendment, the Trust Agreement remains unchanged and in full force and effect. If there is any conflict between the provisions of the Trust Agreement and the provisions of this Amendment, the provisions of this Amendment shall control.

3.	Effective January 1, 2011, the Pier 1 Imports, Inc. Deferred Compensation Plan is hereby added as one of the “Plans” as set forth in the “PREAMBLE” to the Trust Agreement and is a Plan subject to the Trust Agreement.

4.	Pursuant to Section 2.03-1 of the Trust Agreement, the Trustee will establish a Subtrust effective January 1, 2011 for the Pier 1 Imports, Inc. Deferred Compensation Plan.

IN WITNESS WHEREOF, the Company and the Trustee have caused this Amendment No. 2 to be executed by their respective duly authorized officers effective January 1, 2011.

PIER 1 IMPORTS (U.S.), INC.,	PIER 1 IMPORTS, INC.,
a Delaware corporation	a Delaware corporation

By:	By:

Its:	Its:

Date: December 20, 2010	Date: December 20, 2010

TRUSTEE:
PIER 1 SERVICES COMPANY,	WELLS FARGO BANK NATIONAL
a Delaware statutory trust	ASSOCIATION

By: Pier 1 Holdings, Inc.,
Its Managing Trustee

By:	By:

Its:	Its:

Date: December 20, 2010	Date: December 20, 2010